EXHIBIT 23
                      CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-44659) pertaining to the Wal-Mart Puerto Rico, Inc.
401(k) Retirement Savings Plan of our report dated June 25, 1999, with respect to the financial statements and schedules of the Wal-Mart Puerto
Rico, Inc. 401(k) Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended January 31, 1999.


                                        /s/  Ernst & Young LLP
                                             Ernst & Young LLP


Tulsa, Oklahoma
July 27, 1999